                                                                   EXHIBIT 99.C2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in the Prospectus constituting part of this Post
Effective Amendment No. 7 to the Registration Statement on Form S-6 (the
"Registration Statement") of our report dated December 19, 2003, relating to the financial statements of DIAMONDS Trust, Series 1, which appears in such
Prospectus. We also consent to the reference to us under the heading
"Independent Auditors" in such Prospectus.

PricewaterhouseCoopers LLP
Boston, Massachusetts

February 26, 2004